UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: August 26, 2008

Gulf United Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3555 Timmons Lane

Suite 1510

Houston, Texas 77027

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 893-3543

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events

Gulf United Energy management has been advised that the Environmental Risk and Environmental Impact Permits have been issued for the previously announced natural gas pipeline project on the Yucatan Peninsula.

The Company’s news release dated August 26, 2008 is attached to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibit

(d)           Exhibits

The following exhibits are to be filed as part of this 8-K:

     EXHIBIT NO.                  IDENTIFICATION OF EXHIBIT

99.1	News Release dated August 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 26, 2008

GULF UNITED ENERGY, INC.

By:	/s/ DON W.WILSON
Don Wilson, Chief Executive Officer